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                              WM GROUP OF FUNDS

                        1201 THIRD AVENUE, 22ND FLOOR
                          SEATTLE, WASHINGTON 98101

                  SUPPLEMENT DATED DECEMBER 31, 1999, TO THE
  PROSPECTUS DATED MARCH 1, 1999, AS REVISED MAY 19, 1999 AND JUNE 22, 1999

1.  Target Maturity 2002 Fund.

    The Board of Trustees approved the liquidation of Target Maturity 2002 Fund at their meeting on December 7, 1999, subject to shareholder approval. If approved by shareholders, it is anticipated that the liquidation would occur on or about January 27, 2000. Shares of the Target Maturity 2002 Fund are no longer available for purchase, either directly or by exchange.

2. Short Term High Quality Bond Fund, Growth & Income Fund, Emerging Growth Fund and Strategic Asset Management Portfolios.

    The following information modifies the information presented on page 61 of the Prospectus:

    Craig V. Sosey is primarily responsible for the day-to-day management of the Short Term High Quality Bond Fund and Linda C. Walk, CFA is primarily responsible for the day-to-day management of the Emerging Growth Fund.

    Randall L. Yoakum, CFA and Stephen Q. Spencer, CFA will co-manage the Growth & Income Fund. Mr. Spencer has been employed by the Advisor since September, 1999. Prior to that, Mr. Spencer was a portfolio manager and senior equity analyst for Smoot, Miller, Cheney & Co. since 1985.

    Randall L. Yoakum, CFA will lead a team of investment professionals with the responsibility for the day-to-day management of the Strategic Asset Management Portfolios.

                    PLEASE RETAIN THIS SUPPLEMENT WITH THE
                       PROSPECTUS FOR FUTURE REFERENCE.
                                                                PMC (12-31-99)